THIS DEBENTURE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR FILED OR REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, BUT ARE BEING ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS DEBENTURE, AND SUCH SHARES OF COMMON STOCK, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS DEBENTURE, AND SUCH SHARES OF COMMON STOCK, ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM


US$600,000.                                               Debenture No. 1

                             U. S. TRUCKING, INC.
                   10% Convertible Debenture Due May 31, 2002

     THIS DEBENTURE is one of a duly authorized issue of US$5,000,000 of 10% Convertible Debentures due May 31, 2002 (the "Debentures"), of U. S. Trucking, Inc., a corporation duly organized and existing under the laws of the State of Colorado (the "Company") designated as its 10% Convertible Debentures Due May 31, 2002

     FOR VALUE RECEIVED, the Company promises to pay to the order of Thomson Kernaghan & Co. Ltd., as Nominee, or other registered holder hereof (collectively, the "Holder"), the principal sum of Six Hundred Thousand Dollars in lawful currency of the United States of America (US $600,000) on May 31, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding from time to time on the Maturity Date at the rate of Ten Percent (10%) per year accruing from the date of initial issuance. Subject to the provisions of paragraph 4 below, the principal of and interest on this Debenture are payable at the option of the Holder, in shares of the Company's Common Stock, no par value, ("Common Stock"). The Company will pay the principal of and interest upon this Debenture on the Maturity Date to the Holder in immediately available funds, in care of Thomson Kernaghan & Co. Ltd. as Agent (the "Agent"), at the Agent's address, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, or at such other address as the Agent shall designate by written notice to the Company. The delivery of such funds to the Agent shall constitute a payment and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

This Debenture is subject to the following additional provisions:

     1. The Debentures are issuable in denominations of One Hundred Thousand United States Dollars (US $100,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. This Debenture may be transferred only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws, pursuant to registration thereunder or exemption therefrom. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     3.  Registration under the Securities Act of 1933.

        (a) As soon as possible, and in any event on or before June 15, 1999, the Company shall, at no cost or expense to the Holder, file a registration statement (the "Registration Statement") under the Securities Act, for the purpose of registering the issuance of 3,333,333 shares of Common Stock into which the Debentures are convertible. The Company shall cause the Registration Statement to be declared effective by the SEC as soon as possible, and in any event on or before August 15, 1999. The Company shall cause the Registration Statement to continuously remain effective, and shall cause the Common Stock to be continuously registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and continuously quoted on the OTC Bulletin Board or listed on the Nasdaq Small Cap Market, until the thirtieth (30th) day after this Debenture shall have been fully converted, or matured, or redeemed, whichever occurs first.

        (b) In connection with the filing the Registration Statement, the Company shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (iii) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the Securities Act or advisable in connection with the proposed distribution of the securities; (iv) take all reasonable steps to qualify the Warrant Stock being registered for sale under the securities or blue sky laws in such reasonable number of states as the Holder may designate in writing and to register or obtain the approval of any federal or state authority that may be required in connection with the proposed distribution, except in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities; (v) notify the Holder of any stop order suspending the effectiveness of the registration statement and use reasonable efforts to remove such stop order; and (vi) furnish to the Holder, as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment, including all exhibits thereto, required to be prepared pursuant to this paragraph.

        (c) The Company acknowledges and agrees that the Holder will be substantially damaged if the Company does not cause the Registration Statement to be effective by August 15, 1999, but those damages would be difficult, if not impossible to ascertain. Accordingly, if the Registration Statement has not been declared effective by August 15, 1999, then, (i) for each day to and including September 15, 1999, that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 2% per month of the principal amount of this Debenture; and (ii) for each day after September 15, 1999, that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 3% per month of the purchase price of this Debenture, until the Registration Statement is effective.

     4. The Holder of this Debenture is entitled, at its option, to convert at any time and from time to time beginning on the thirtieth (30th) day after the Initial Funding Date, all or any part of the principal amount of the Debenture, plus accrued interest. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, this Debenture must be surrendered at the principal executive office of the Escrow Agent pursuant to an Escrow Agreement between the Company and Thomson Kernaghan & Co. Ltd., dated May 13, 1999, accompanied by written notice of conversion substantially in the form of Exhibit A to this Debenture, with appropriate insertions. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed to Escrow Holder, or if earlier, the date set forth in such notice of conversion if the Debenture and such conversion notice is received by the Escrow Holder within three (3) business days therefrom. The Escrow Holder will deliver certificates representing the Common Stock into which the Debenture is converted within three (3) business days following receipt of the Debenture and conversion notice. The price per share of Common Stock into which this Debenture is convertible (the "Conversion Price") shall be the higher of (i) US$1.50, or (ii) the lower of (x) 80% of the average closing bid price of the Common Stock quoted on the OTC Bulletin Board for the three trading days preceding the conversion date or (y) $2.37; i.e., in no event shall the Conversion Price be less that US$1.50 per share of Common Stock.

      5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place and rate, and in the coin or currency herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

     6. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind an amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be a nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of

Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     7. This Debenture shall be governed by and construed in accordance with the laws of the State of Kentucky, provided however, that if any provision of this Debenture is unenforceable under the laws of Kentucky but is enforceable under the laws of the Province of Ontario, Canada, then that provision shall be governed by and construed in accordance with the laws the Province of Ontario. Any controversy or claim arising out of or relating to this Debenture (whether in contract or tort, or both) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction.

     8.  The following constitute an "Event of Default":

         a. The Company shall default in the payment of principal or interest on this Debenture; or

         b. Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture shall be false or misleading in any material respect at the time made; or

         c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure;

         d. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for it or a for a substantial part of its property or business; or

        e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

        f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter;

        g. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets, and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days in or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

        h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within one hundred twenty (120) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

        i. The Company shall fail to timely file the Registration Statement or cause it to become and remain effective as provided in this Debenture; or

        j. The Company shall fail to timely file all reports required of it under the Exchange Act, or the Common Stock shall fail to be registered under the Exchange Ac, or the Company, for any reason, shall not be a reporting company under the Exchange Act; or

        k. The Company shall have its Common Stock suspended or delisted from an exchange or suspended from over-the-counter market from trading.

     Then, or at any time thereafter, and in each and every case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     12. The Company may prepay this Debenture in whole or in part prior to the Maturity Date by payment of an amount equal to the outstanding principal amount being repaid plus all accrued interest to date of payment plus a redemption premium of 20% of such prepaid principal amount.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: ______________________________

U. S. Trucking, Inc.

By
Name _________________________________
Title ________________________________

ATTEST:


____________________________________

                                 EXHIBIT "A"

                             NOTICE OF CONVERSION

To be executed by the Registered Holder in order to Convert the Debenture)


TO U. S. TRUCKING, INC.
C/O THOMSON KERNAGHAN & CO. LTD


    The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ______ into Shares of Common Stock of U. S. Trucking, Inc. (the "Company") according to the conditions hereof, as of the date written above.


Date of Conversion


Applicable Conversion Price


Signature

Name __________________________________________________________

Address:_______________________________________________________